SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2025

(Exact name of registrant as specified in its charter)
UNION BANKSHARES, INC.

(State or other jurisdiction		(Commission	(IRS Employer
of incorporation)		File Number)	Identification Number)
VT		001-15985	03-0283552

(Address of principal executive offices)			(Zip Code)
20 Lower Main St., P.O. Box 667			05661-0667
Morrisville	,	VT

Registrant's telephone number, including area code: (802) 888-6600

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(c) On April 1, 2025, the Board of Directors of Union Bank, a wholly owned subsidiary of Union Bankshares, Inc. (the "Company") appointed Company Vice President, Treasurer and Chief Financial Officer, Karyn J. Hale, age 55, to the newly created position of Chief Operating Officer of Union Bank. Ms. Hale will also continue in her current positions with the Company and as Executive Vice President and Chief Financial Officer of Union Bank. Ms. Hale joined Union Bank in 2005 as a project specialist and moved into the role of Finance Officer in 2008 until she assumed the role as CFO and Treasurer of the Company and Union in 2014. She became a Senior Vice President of Union in 2014 and was promoted to Executive Vice President in 2019.
Also on April 1, 2025, the Board of Directors of Union Bank, appointed Carrie R. Locklin, age 51, to the newly created position of Chief Accounting Officer of Union Bank. Ms. Locklin will also continue in her current position of Senior Vice President - Finance of Union Bank. Ms. Locklin joined Union Bank in 2006 as its Internal Auditor and Loan Reviewer. She was appointed as the Bank's Assistant Vice President - Senior Accountant in 2011, promoted to Vice President and Finance Officer in 2014 and further promoted to Senior Vice President - Finance in 2019.
The above appointments were effective as of April 1, 2025 and are being announced in a press release dated April 7, 2025, a copy of which is filed as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibit, referred to in Item 5.02 of the Report is furnished, not filed; herewith:

Exhibit 99.1    Union Bankshares, Inc. Press Release dated April 7, 2025, announcing the appointment of Karyn J. Hale to Chief Operating Officer of Union Bank and Carrie R. Locklin to Chief Accounting Officer of Union Bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

April 7, 2025	/s/ Karyn J. Hale
Karyn J. Hale
Chief Financial Officer

EXHIBIT INDEX

99.1	Union Bankshares, Inc. Press Release dated April 7, 2025, announcing the appointment of Karyn J. Hale to Chief Operating Officer of Union Bank and Carrie R. Locklin to Chief Accounting Officer of Union Bank.

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